Rule 497(d)


                                     FT 417

                         e-Business Portfolio, Series 3
                        New e-conomy Portfolio, Series 2

                Supplement to the Prospectus dated March 14, 2000

        Notwithstanding anything to the contrary in the Prospectus, all shares of Commerce One, Inc. (Ticker: CMRC) have been removed from the portfolio of the above referenced Series for certain of the reasons enumerated in the section entitled "Removing Securities from a Trust" in the Prospectus.

September 28, 2004